EXHIBIT 10.3

                                LOAN AGREEMENT

      This Loan Agreement ("Agreement") is entered into by and among Integrated Performance Systems, Inc., a New York corporation ("Integrated"), Best Circuit Boards, Inc. ("BCB"), and Brad Jacoby ("Jacoby") dated effective as of October 28, 2005.


                                   RECITALS

      A. Integrated issued on November 24, 2004 three secured promissory notes in the principal amounts of $200,000 ("$200,000 Note"), $1,000,000 ("$1,000,000 Note"), and $3,000,000 ("$3,000,000 Note")
           (collectively referred to as "Notes") each payable to Jacoby.

      B. The $200,000 Note and $3,000,000 Note were due and payable on February 28, 2005. The $1,000,000 Note is due and payable on November 30, 2007.

      C. The Notes were secured by Integrated which pledged all the stock of its wholly subsidiary, BCB, as well as all the assets of Integrated ("Integrated Security Agreement").

      D. The Notes were further secured by LSC Merger Corp. ("LSCMC") which pledged all its assets. LSCMC was merged into BCB effective as of November 24, 2004 "BCB Security Agreement"). (The Integrated Security Agreement and the BCB Security Agreement are collectively referred to as "Security Agreements").

      E. Integrated failed to pay Jacoby the principal and accrued interest of the $200,000 Note and the $3,000,000 Note when they became due on February 28, 2005.

      F. Integrated has failed to pay Jacoby the accrued interest owing on the $1,000,000 Note.

      G. Integrated, BCB and Jacoby have agreed to amend and restate the Notes pursuant to this Agreement.

      H. Integrated, BCB and Jacoby agree to amend and restate the Security Agreements pursuant to this Agreement.


      NOW THEREFORE, Integrated, BCB and Jacoby agree as follows:


                                  ARTICLE I
                                 AMEND NOTES

      1.1 Integrated, BCB and Jacoby agree to amend and restate the Notes into an Amended and Restated Secured Promissory Note ("Secured Promissory Note") in the form as described on Exhibit 1.1

      1.2 Integrated, BCB and Jacoby agree to the accrued interest for the Notes is $309,866.64 as of the date of this Agreement.

      1.3 Integrated and BCB agree to pay Jacoby $309,866.64 of the accrued interest as described in Section 1.2.

      1.4 Integrated, BCB and Jacoby agree to add the remaining unpaid accrued interest to the principal of the Secured Promissory Note.


                                  ARTICLE II
                          AMEND SECURITY AGREEMENTS

      2.1 Integrated and Jacoby agree to amend and restate the Integrated Security Agreement in the form as described in Exhibit 2.1.

      2.2 BCB and Jacoby agree to amend and restate the BCB Security Agreement in the form as described in Exhibit 2.2.

      2.3 Integrated and BCB agree to execute UCC-1s and file them in the appropriate counties and state filing offices in the State of New York and Texas.


                                 ARTICLE III
                                 RATIFICATION

      3.1 Integrated and Jacoby agree that the amendment and restatement of the Notes and Security Agreements are only amendments of the Notes and Security Agreements and do not in any way extinguish the original obligations of the Notes and Security Agreements.

      3.2 Integrated, BCB and Jacoby ratify and reconfirm the obligation of the Notes and Security Agreements in the Secured Promissory Note, the Integrated Security Agreement and the BCB Security Agreement, as modified therein.


                                  ARTICLE IV
                                MISCELLANEOUS

      4.1 Integrated has delivered to Jacoby all stock certificates of BCB with blank stock powers executed by Integrated.

      4.2 This Agreement shall be governed by the laws of the State of Texas (regardless of the laws that might otherwise govern under applicable principles of conflicts of law of the State of Texas).

      4.3 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      4.4 Facsimile signatures constitute an original signature for all purposes.

      4.5 This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and, other than as expressly contemplated herein, supersedes all prior agreements and understandings between the parties with respect to such subject matter.


      EXECUTED effective as of the date first written above.

                                    Integrated Performance Systems, Inc.


                                    By: _____________________
                                    Its _____________________


                                    Best Circuit Boards, Inc.

                                    By: _____________________
                                    Its _____________________


                                    _________________________
                                    Brad Jacoby